                                                                    Exhibit 99.2

         PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)
         -------------------------------------------------------------

                          RPM, INC. AND SUBSIDIARIES
                          --------------------------

                                      AND
                                      ---

                     NARRAGANSETT/DSI ACQUISITION CO., INC.
                     --------------------------------------




The following unaudited pro forma condensed combined balance sheet as of February 28, 1995, gives effect to the acquisition of Narragansett/DSI Acquisition Co., Inc. by RPM, Inc. and Subsidiaries as if the acquisition occurred on February 28, 1995. The following unaudited pro forma condensed statements of income combine the condensed statement of income of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. for the year ended May 31, 1994, assuming the purchase of Narragansett/DSI Acquisition Co., Inc. had been consummated as of June 1, 1993, and for the nine months ended February 28, 1995, assuming the purchase had been consummated as of June 1, 1994. The pro forma information is based on the historical financial statements of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.


The pro forma statements have been prepared by RPM, Inc.'s management based upon the financial statements of Narragansett/DSI Acquisition Co., Inc. included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in
effect on the dates indicated or which may be obtained in the future.   The pro
forma financial statements should be read in conjunction with the audited financial statements and notes of Narragansett/DSI Acquisition Co., Inc. contained elsewhere herein.

                          PRO FORMA CONDENSED COMBINED
                          ----------------------------

                           BALANCE SHEET (UNAUDITED)
                           -------------------------

                               FEBRUARY 28, 1995
                               -----------------

                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                  RPM, Inc. and        Narragansett/
                                                   Subsidiaries       DSI Acquisition         Pro Forma      Pro Forma
                        ASSETS                    (as Reported)          Co., Inc.           Adjustments      Combined
                        ------                     -----------         -------------         -----------      --------
Current Assets
                                                                                           (a)$ 47,000
                                                                                           (b) (15,005)
  Cash and short-term cash investments                 $ 24,347           $    723         (c) (31,995)      $   25,070
  Marketable securities, at cost                          8,854                                                   8,854
  Trade accounts receivable, net                        166,108              6,848                              172,956
  Inventories                                           168,095              3,022                              171,117
  Prepaid expenses and other current assets              14,181              1,083                               15,264
                                                       --------           --------            --------       ----------
       Total current assets                             381,585             11,676                              393,261
                                                       --------           --------            --------       ----------

                                                                                           (d) (92,795)
Investment in Subsidiaries                                                                 (c)  92,795

Property, Plant and Equipment, At Cost                  355,171             13,076               1,289          369,536
  Less:  Accumulated depreciation                       157,875              4,138             ( 4,138)         157,875
                                                       --------           --------            --------       ----------
    Property, plant and equipment, net                  197,296              8,938               5,427          211,661
                                                       --------           --------            --------       ----------

Other Assets
   Goodwill, net                                        173,911             20,556         (d)  34,000          228,467
   Other intangible assets, net                         160,715                            (d)  70,000          230,715
   Equity in unconsolidated affiliates                   14,195                                                  14,195
   Other                                                 24,010              1,306                               25,316
                                                       --------           --------            --------       ----------

    Total other assets                                  372,831             21,862             104,000          498,693
                                                       --------           --------            --------       ----------

Total Assets                                           $951,712           $ 42,476            $109,427       $1,103,615
                                                       ========           ========            ========       ==========

                          PRO FORMA CONDENSED COMBINED
                          ----------------------------

                           BALANCE SHEET (UNAUDITED)
                           -------------------------

                               FEBRUARY 28, 1995
                               -----------------

                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                   RPM, Inc. and       Narragansett/
                                                   Subsidiaries       DSI Acquisition          Pro Forma         Pro Forma
    LIABILITIES AND SHAREHOLDERS' EQUITY           (as Reported)          Co., Inc.           Adjustments        Combined
    ------------------------------------            -----------         -------------         -----------        --------
Current Liabilities
   Notes and accounts payable                          $ 51,983            $  2,746                             $   54,729
   Current portion of long-term debt                        608                 765           (b)$(   765)             608
   Accrued compensation and benefits                     34,282               2,478                                 36,760
   Accrued warranty and loss reserves                    18,458               2,077                                 20,535
   Other accrued liabilities                             18,734                 862                                 19,596
   Income taxes payable                                     276                 867                                  1,143
                                                       --------            --------              --------       ----------

       Total current liabilities                        124,341               9,795                  (765)         133,371
                                                       --------            --------              --------       ----------

                                                                                              (a)  47,000
Long-Term Debt, Less Current Maturities                 412,939              14,240           (b) (14,240)         459,939
                                                       --------            --------              --------       ----------

Deferred Income Taxes and Other                          80,946               1,073           (d)  34,000          116,019
                                                       --------            --------              --------       ----------

Shareholders' Equity
   Common shares                                          1,292                               (c)      73            1,365

                                                                                              (c)  60,727
   Paid-in capital                                      146,379              10,500           (d) (10,500)         207,106
   Cumulative translation adjustment                     (1,231)                 24           (d) (    24)          (1,231)
   Retained earnings                                    187,046               6,844           (d) ( 6,844)         187,046
                                                       --------            --------              --------       ----------

       Total shareholders' equity                       333,486              17,368                43,432          394,286
                                                       --------            --------              --------       ----------

Total Liabilities And Shareholders' Equity             $951,712            $ 42,476              $109,427       $1,103,615
                                                       ========            ========              ========       ==========




         (a)     Reflects additional debt associated with the acquisition
         (b) Reflects the repayment of the debt of Narragansett/DSI Acquisition Co., Inc.
         (c)     Reflects the purchase of Narragansett/DSI Acquisition Co.,
                 Inc. for cash and 3,200,000 RPM, Inc. common shares
         (d)     Reflects the adjustment to fair value for the assets acquired and the liabilities assumed with the difference allocated to goodwill


                          PRO FORMA CONDENSED COMBINED
                          ----------------------------
                        STATEMENT OF INCOME (UNAUDITED)
                        -------------------------------
                  FOR THE NINE MONTHS ENDED FEBRUARY 28, 1995
                  -------------------------------------------
                    (In Thousands Except Per Share Amounts)


                                                   RPM, Inc. and         Narragansett/
                                                    Subsidiaries        DSI Acquisition       Pro Forma        Pro Forma
                                                   (as Reported)           Co., Inc.         Adjustments        Combined
                                                    -----------          -------------       -----------        --------
Net sales                                              $736,509             $49,134                             $785,643
Cost of sales                                           427,114              27,903                              455,017
                                                       --------             -------                             --------
Gross profit                                            309,395              21,231                              330,626
                                                                                           (b)$    59
Selling, general and administrative expenses            221,694              14,544        (c)  2,738            239,035
Interest expense, net                                    16,456               1,697        (a)    771            18,924
                                                       --------             -------           -------          --------
Income before income taxes                               71,245               4,990            (3,568)           72,667
Provision for income taxes                               30,279               2,201        (d) (1,048)           31,432
                                                       --------             -------           -------          --------
Net income                                             $ 40,966             $ 2,789           $(2,520)         $ 41,235
                                                       ========             =======           =======          ========

Average shares outstanding                               57,109                                 3,200            60,309
                                                         ======                                ======            ======

Primary earnings per share                                 $.72                                                     $.68
                                                           ====                                                     ====

Fully diluted earnings per share                           $.69                                                     $.66
                                                           ====                                                     ====


         (a) Reflects the incremental interest expense RPM, Inc. would have incurred on the additional debt resulting from the acquisition, along with the refinancing of acquired Narragansett/DSI Acquisition Co., Inc. debt, calculated using the applicable borrowing rates during the period.

         (b) Reflects the increase in depreciation resulting from adjustments to the fair value of Property, Plant and Equipment.

         (c) Reflects the increase in amortization resulting from adjustments to the fair value of intangibles.

         (d) Reflects the computation of taxes assuming Narragansett/DSI Acquisition Co., Inc. was included in RPM, Inc. and Subsidiaries federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.


                          PRO FORMA CONDENSED COMBINED
                          ----------------------------

                        STATEMENT OF INCOME (UNAUDITED)
                        -------------------------------

                        FOR THE YEAR ENDED MAY 31, 1994
                        -------------------------------

                    (In Thousands Except Per Share Amounts)



                                                     RPM, Inc. and         Narragansett/
                                                      Subsidiaries        DSI Acquisition        Pro Forma           Pro Forma
                                                     (as Reported)           Co., Inc.          Adjustments           Combined
                                                      -----------          -------------        -----------           --------
Net sales                                                $815,598             $62,141                                 $877,739
Cost of sales                                             476,146              34,034                                  510,180
                                                         --------             -------                                 --------
Gross profit                                              339,452              28,107                                  367,559
                                                                                                (b)$    79
Selling, general and administrative expenses              237,931              19,317           (c)  3,650             260,977
Interest expense, net                                      13,427               3,086           (a)  1,187              17,700
                                                         --------             -------              -------            --------
Income before income taxes                                 88,094               5,704               (4,916)             88,882
Provision for income taxes                                 35,454               1,724           (d) (  656)             36,522
                                                         --------             -------              -------            --------
Net income                                               $ 52,640             $ 3,980              $(4,260)           $ 52,360
                                                         ========             =======              =======            ========

Average shares outstanding                                 56,717                                    3,200              59,917
                                                           ======                                   ======              ======

Primary earnings per share                                   $.93                                                         $.87
                                                             ====                                                         ====

Fully diluted earnings per share                             $.89                                                         $.84
                                                             ====                                                         ====



         (a) Reflects the incremental interest expense RPM, Inc. would have incurred on the additional debt resulting from the acquisition, along with the refinancing of acquired Narrangansett/DSI Acquisition Co., Inc. debt, calculated using the applicable borrowing rates during the period.

         (b) Reflects the increase in depreciation resulting from the adjustments to the fair value of Property, Plant and Equipment.

         (c) Reflects the increase in amortization resulting from adjustments to the fair value of intangibles.

         (d) Taxes have been computed assuming Narragansett/DSI Acquisition Co., Inc. was included in RPM, Inc. and Subsidiaries federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.
